KEMPER
INTERNATIONAL FUND

ANNUAL REPORT TO SHAREHOLDERS
FOR THE YEAR ENDED OCTOBER 31, 1996

Seeking total return, a combination of capital growth and income, principally through an internationally diversified portfolio of equity securities

" . . . International markets had strong returns within a long-term context. The EAFE Index return was a very competitive historical return for equities . . ."

[KEMPER FUNDS LOGO]

Table of
Contents

2
At a Glance
Terms to Know
3
Economic Overview
5
Performance Update
9
Country Concentrations
10
Largest Holdings
11
Portfolio of
Investments
18
Report of
Independent Auditors
19
Financial Statements
21
Notes to
Financial Statements
25
Financial Highlights


At a Glance

-------------------------------------------------------------------------------
KEMPER INTERNATIONAL FUND TOTAL RETURNS
-------------------------------------------------------------------------------
FOR THE YEAR ENDED OCTOBER 31, 1996
(UNADJUSTED FOR ANY SALES CHARGE)

           [BAR GRAPH]

Class A                         14.70%
Class B                         13.59%
Class C                         13.59%
Lipper International
Funds Category Average*         10.73%

Returns and rankings are historical and do not represent future performance. Returns and net asset value fluctuate. Shares are redeemable at current net asset value, which may be more or less than original cost. Investment in foreign securities presents special risk considerations including fluctuating currency exchange rates, government regulation and differences in liquidity.

*Lipper Analytical Services, Inc. returns and rankings are based upon changes in net asset value with all dividends reinvested and do not include the effect of sales charges and, if they had, results may have been less favorable.

-------------------------------------------------------------------------------
NET ASSET VALUE
-------------------------------------------------------------------------------
                                                  AS OF      AS OF
                                                10/31/96   10/31/95
-------------------------------------------------------------------------------
KEMPER INTERNATIONAL FUND
CLASS A                                          $11.96     $10.59
KEMPER INTERNATIONAL FUND
CLASS B                                          $11.81     $10.46
KEMPER INTERNATIONAL FUND
CLASS C                                          $11.81     $10.46
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
KEMPER INTERNATIONAL FUND
LIPPER RANKINGS*
-------------------------------------------------------------------------------
COMPARED TO ALL OTHER FUNDS IN THE LIPPER
INTERNATIONAL FUNDS CATEGORY

                                CLASS A      CLASS B      CLASS C
-------------------------------------------------------------------------------
1-YEAR                            #59 OF       #81 OF       #81 OF
                                324 FUNDS    324 FUNDS    324 FUNDS
5-YEAR                            #32 OF        N/A          N/A
                                 69 FUNDS
10-YEAR                           #15 OF        N/A          N/A
                                 25 FUNDS
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
DIVIDEND REVIEW
-------------------------------------------------------------------------------
DURING THE FISCAL YEAR, KEMPER INTERNATIONAL
FUND PAID THE FOLLOWING DIVIDENDS PER SHARE

                                CLASS A    CLASS B    CLASS C
-------------------------------------------------------------------------------
INCOME DIVIDEND:                $ 0.115    $0.0141    $0.0141
LONG-TERM CAPITAL
GAIN:                           $ 0.05     $0.05      $0.05
-------------------------------------------------------------------------------

TERMS TO KNOW

CONGLOMERATE A corporation composed of companies in a variety of businesses.

EMERGING MARKETS A developing or emerging country in the initial stages of its industrial cycle. Developing or "emerging" markets involve exposure to economic structures and political systems that are generally less diverse, mature and stable than in the United States.

INDEX An unmanaged group of securities that is considered representative of the stock or bond markets. An index does not take into account any fees or expenses related to the individual securities that it tracks. However, for performance comparisons, the index is adjusted to reflect reinvestment of the securities' dividends.

MARKET CAPITALIZATION A measure of the size of a publicly traded company, as determined by multiplying the current price per share by the number of shares outstanding. The market capitalization of a company has bearing on its perceived earnings potential and risk. Small cap companies (less than $1 billion) may present the potential for greater growth than larger, more established companies. On the other hand, the stock of small cap companies may be expected to be more volatile and, therefore, a greater risk to capital.

YIELD CURVE A graph showing the term structure of interest rates by plotting the yields of all bonds of the same quality with maturities ranging from shortest to longest available. The resulting curve shows if short-term interest rates are higher or lower than long-term rates.

ECONOMIC OVERVIEW

[TIMBERS PHOTO]

STEPHEN B. TIMBERS IS PRESIDENT, CHIEF INVESTMENT AND EXECUTIVE OFFICER OF ZURICH KEMPER INVESTMENTS, INC. (ZKI). ZKI AND ITS AFFILIATES MANAGE APPROXIMATELY $76 BILLION IN ASSETS, INCLUDING $42 BILLION IN RETAIL
MUTUAL FUNDS. TIMBERS IS A GRADUATE OF YALE UNIVERSITY AND HOLDS AN M.B.A. FROM HARVARD UNIVERSITY.

DEAR SHAREHOLDER:

As we approach the close of 1996, it's remarkable how eventful the year has been and yet, economically, we are essentially where we were one year ago.

     The fundamentals of the economy are remarkably similar today to what they were in 1995. Long-term interest rates are approximately 6.5% compared to 6.3% in November 1995. The economy is growing at a rate of approximately 2.2%. Inflation continues to be well under control, at about 3.0%.

     One significant difference between today and one year ago is that prices of the stocks are on average up 20%. While price movements were more volatile in 1996 than in the past few years, the patient investor was amply rewarded. The prime element sending the stock market higher was strong positive cash flows. This liquidity in an environment of modestly increasing corporate profits and relatively stable interest rates pushed stocks higher for most of the year.

     This higher stock market has caused many market observers to worry. While we cannot ignore what has happened, we find no reason to be bearish over the long term. The environment is benign to favorable for financial assets. Given steady interest rates, moderate economic growth and continued moderate corporate earnings growth, there are few excesses in the system. In fact, real interest rates are probably too high considering our outlook for inflation, and we may see them decline over time.

     Naturally, we cannot rule out the possibility of a market correction. But, in our belief, the downside would appear to be limited to 5% to 8%, which is the size of a typical correction based on historical data. As we have said in previous outlooks, three elements tend to move the market:

     - EARNINGS. We forecast corporate earnings to range between 0% and 5% on average for the Standard & Poor's 500* in 1997 -- not as high as in recent years but positive nonetheless.

     - INTEREST RATES. Rates should remain stable, and short-term interest rates may even decline.

     - LIQUIDITY. Investors, through mutual funds, 401(k)s and qualified contribution plans in particular, will continue to create strong demand for securities.

     In order to move the market more than would be expected in a typical decline, one or more of these elements will have to turn negative in 1997, and, while future market conditions cannot be predicted with certainty, we fail to see what would materially change our outlook. Our outlook going forward is that 1997 should be a lot like 1996.

     While the economy continued along a relatively consistent path, the United States took some politically significant steps in 1996. First, of course, President Bill Clinton and a Republican Congress were re-elected by the voters. In the first few days after the general election, especially, investors demonstrated their support for such a balance in our leadership. But of much greater long-term significance is the expressed commitment by both parties to balance the federal budget and address certain entitlement programs. The first year after an election can be a fertile time to accomplish major initiatives, and we are hopeful that progress can be made.

     The future of the Social Security system, which many experts believe will run out of money about 20 years from now, will be a subject in which you can expect Zurich Kemper Investments, Inc. to play a leadership role. The possible solutions for "fixing Social Security" are finite: raise Social Security taxes, reduce benefits, raise the retirement age, change inflation assumptions or pursue a higher rate of return on assets contributed by workers. We believe that a bipartisan solution will be worked out, which will include giving individuals the option of investing a portion of their Social Security contributions in an account earmarked for them. This change is needed to return credibility to the system, which many Americans have lost faith in.

     What to do with Social Security is a debate that spans generations and promises to occupy much attention in the coming years. As we hope to help advance constructive debate, we'll be advocating partial privatization for this federal program while maintaining a safety net for many low-wage earners and providing a seamless transition for seniors near or in retirement.

ECONOMIC OVERVIEW

--------------------------------------------------------------------------------
ECONOMIC GUIDEPOSTS
--------------------------------------------------------------------------------

Economic activity is a key influence on investment performance and shareholder decision-making. Periods of recession or boom, inflation or deflation, credit expansion or credit crunch have a significant impact on mutual fund performance.

        The following are some significant economic guideposts and their investment rationale that may help your investment decision-making. The 10-year Treasury rate and the prime rate are prevailing interest rates. The other data report year-to-year percentage changes.

                                 [BAR GRAPH]


                               NOW (11/30/96)    6 MONTHS AGO    1 YEAR AGO      2 YEAR AGO
    10-YEAR TREASURY RATE(1)         6.2              6.91         5.71             7.81
    PRIME RATE(2)                    8.25             8.25         8.65             8.5
    INFLATION RATE(3)                3.19             2.75         2.6              2.67
    THE U.S. DOLLAR(4)               3.46             9.15        -2.58            -4.52
    CAPITAL GOODS ORDERS(5)*         7.61             3.93        11.3             12.38
    INDUSTRIAL PRODUCTION(5)*        3.6              3.35         1.71             6.58
    EMPLOYMENT GROWTH(6)             2.11             2.08         1.92             3.4

(1) Falling interest rates in recent years have been a big plus for financial assets.

(2) The interest rate that commercial lenders charge their best borrowers.

(3) Inflation reduces an investor's real return. In the last five years, inflation has been as high as 6%. The low, moderate inflation of the last few years has meant high real returns.

(4) Changes in the exchange value of the dollar impact U.S. exporters and the value of U.S. firms' foreign profits.

(5) These influence corporate profits and equity performance.

(6) An influence on family income and retail sales.

*   Data as of October 31, 1996.

SOURCE:  ECONOMICS DEPARTMENT, ZURICK KEMPER INVESTMENTS, INC.


  With this letter as an economic backdrop, we encourage you to read the following detailed report of your fund, including an interview with your fund's portfolio management. Thank you for your continued support. We appreciate the opportunity to serve your investment needs.

Sincerely,

/s/ Stephen B. Timbers

STEPHEN B. TIMBERS
PRESIDENT, CHIEF INVESTMENT AND EXECUTIVE OFFICER
Zurich Kemper Investments, Inc.

December 10, 1996

*THE STANDARD & POOR'S 500 STOCK INDEX IS AN UNMANAGED INDEX GENERALLY
 REPRESENTATIVE OF THE U.S. STOCK MARKET.

PERFORMANCE UPDATE

[FERRO PHOTO]

DENNIS FERRO JOINED ZURICH INVESTMENT MANAGEMENT LIMITED (ZIML), A LONDON BASED SUBSIDIARY OF ZURICH KEMPER INVESTMENTS, INC. IN 1994 AND IS A MANAGING DIRECTOR OF ZIML AND A VICE PRESIDENT AND PORTFOLIO MANAGER OF KEMPER INTERNATIONAL FUND. FERRO HOLDS AN M.B.A. IN FINANCE FROM ST. JOHN'S UNIVERSITY IN NEW YORK AND A BACHELOR'S DEGREE FROM VILLANOVA UNIVERSITY IN PENNSYLVANIA. HE IS A CHARTERED FINANCIAL ANALYST.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT, AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.

OPTIMUM WEIGHTINGS IN THE TOP PERFORMING INTERNATIONAL MARKETS HELPED KEMPER INTERNATIONAL FUND OUTPERFORM ITS BENCHMARK.

Q. AT THE CLOSE OF THE FUND'S FISCAL YEAR IN 1995, THE MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE AUSTRALASIA FAR EAST INDEX (EAFE)* WAS AT -0.07%. THIS YEAR, THE EAFE ENDED THE FUND'S FISCAL YEAR (NOVEMBER 1, 1995, THROUGH OCTOBER 31, 1996) AT 10.8%. WHAT LED TO THIS MUCH IMPROVED MARKET PERFORMANCE?

A. The markets overseas, especially in Europe, have benefited from declining interest rates, positively sloped yield curves, and very low levels of inflation. These factors have combined to create a positive monetary environment for financial assets. We have seen strength in the bond market that has spilled over and caused a general improvement in economic activity. This strong equity market performance seems to indicate that an economic recovery is underway.

        International markets had strong returns within a long-term context. The 10.8% EAFE Index return was a very competitive historical return for equities but pales in comparison to the shorter term returns in the bullish U.S. market. Because Japan has such a heavy weighting in the EAFE Index, this index return is somewhat masked by the weak performance of that market. European markets in general provided attractive returns as did markets in Canada, Southeast Asia and certain countries in Latin America. Our broadly based portfolio with exposure in these markets and an underweighted position in Japan, proved an effective approach during this period and helped us to outperform the index with a 14.7% return (Class A shares, unadjusted for any sales charge).

*THE EAFE INDEX IS AN UNMANAGED INDEX GENERALLY ACCEPTED AS THE BENCHMARK FOR MAJOR OVERSEAS MARKETS.

Q. YOU MENTIONED THE FUND BEING UNDERWEIGHTED IN JAPAN. HOW WAS THE FUND WEIGHTED IN THE OTHER REGIONS?

A. During the majority of the year, the fund had been overweighted in Europe with an emphasis on the Netherlands, Sweden, France, Germany and Spain. We've also benefited from the growth of the United Kingdom by having exposure in both England and Ireland. In Southeast Asia, we were overweighted at the beginning of this fiscal year and remained that way through the first half of the fiscal period. Midyear, we did pull in our weightings a bit while maintaining a focus in Hong Kong and Malaysia.

        We've had an increasing exposure in Canada because we were able to find companies that combined attractive growth characteristics at reasonable valuations. In Australia and New Zealand, we had larger exposures at the beginning of the fiscal year and maintained an overweighted position throughout most of the year.

        In midsummer we added some exposure to Latin America. This was due to improved economic performance and confirmation by the equity markets that they were ready to move upward. Our primary emphasis in this region is

PERFORMANCE UPDATE

on Mexico where we believe the economy has made a strong recovery after its fiscal and currency problems. Many inexpensive companies there will benefit from the economic improvement which should increase performance in the long term.

Q. AND WITHIN THESE REGIONS, WHICH INDUSTRIES OFFERED THE GREATEST OPPORTUNITIES DURING THIS TIMEFRAME?

A. In Europe, the focus was on pharmaceutical, retail and technology stocks. While our pharmaceuticals weren't dominant performers during the period, the restructuring in this sector seems to indicate they are poised for growth. Retail stocks performed extremely well as the improved economic environment in Europe resulted in an improvement in consumer spending, especially in the United Kingdom. Technology companies, mainly computer services and software companies, also did quite well.

        In Southeast Asia we focused on the broad-based conglomerates that are in a position to take advantage of growth across the region. In Japan our focus was on a few specific sectors of the Japanese economy that are growing at an above-average rate. These industries included autos, electronics and select retailers.

        In Canada our investments cut across a broad spectrum of industries, including Philip Environmental, an industrial waste management company, Canadian National Railway and Petro-Canada, an oil and energy company. In Latin America we focused our investments on selected niche companies because they appeared to have greater upside potential than the large capitalization cyclicals.

Q. IT HAS BEEN SUGGESTED THAT OVERSEAS MARKETS ARE TRAILING U.S. MARKET PERFORMANCE AND THAT THESE MARKETS CAN BE EXPECTED TO PERFORM IN MUCH THE SAME WAY THE U.S. MARKET DID AS THE U.S. ECONOMY EVOLVED. WHAT INDICATORS ARE YOU SEEING TO SUPPORT OR DISCREDIT THIS THEORY?

A. We do believe the international markets are mimicking in many ways the activity of the U.S. market. At this point Europe and Japan appear to be at the same place the U.S. was in 1980, which, if you recall, was the beginning of the longest running U.S. bull market in history. Latin America and the Asian markets seem to parallel the U.S. from the 1950s to the 1970s when new home starts were at a record high and consumer spending increased dramatically. Emerging markets are at nearly the same point the U.S. was at the turn of the century -- the beginning of the U.S. industrial revolution. Noting these similarities, it is easy to see the opportunities that lie ahead in these markets.

        The restructuring we are currently seeing overseas is being driven by several different factors. One is globalization. Products move between markets faster and more efficiently than ever before because trade-friendly agreements (such as GATT and NAFTA) have been enacted over the last six or seven years. Competitive products are finding new markets in this world marketplace that has fewer trade barriers.

        Another factor promoting international growth is the reduction in government subsidies to support businesses. Governments have recognized that they alone cannot be the solution to unemployment problems. Fostering a business environment that encourages innovation and growth will lead to higher private sector employment. So, in trying to solve unemployment problems overseas, governments are trying to encourage companies to be more efficient and competitive. One way they are doing this is by reducing government rules and regulations designed to discourage mergers and acquisitions. This relaxing of government control has led to significant new merger and acquisition activity overseas, both in Europe and Japan.

        Companies are recognizing that to continue to grow, they need to be able to attract capital. Since capital tends to seek the highest returns, companies need to show they can be highly competitive and financially productive. This has made overseas companies more conscious of their need to restructure and their need to have returns on capital that attract investor interest. A global marketplace for capital is consistent with a global marketplace for goods and services.

PERFORMANCE UPDATE

Q. BY OUTPERFORMING THE INDEX BY NEARLY 4 PERCENT, IT SEEMS YOU AND YOUR TEAM DID NEARLY EVERYTHING RIGHT THIS YEAR, BUT WERE THERE ANY OPPORTUNITIES YOU MISSED?

A. Well, we really were expecting things to turn around for Japan, but we didn't get the type of growth we expected there. While we were underweighted in this market throughout the period, looking back we probably would have benefited from having even less exposure there.

        Another slight miss was in our hesitation to jump into Latin American markets earlier than we did. We exercised a lot of patience before going in because we wanted to see a confirmation that the economies were on a firm footing. Being a little more aggressive there probably would have resulted in some incremental return. Overall, we feel pretty comfortable with the results relative to the opportunity in the international marketplace and the amount of risk that we took in the portfolio. We feel good about the quality of our holdings and the consistency of our results.

Q.      WHAT IS YOUR OUTLOOK FOR THE COMING MONTHS?

A. We continue to be very optimistic. We are seeing continued support on the monetary side in most economies, especially in the major economies in Europe and in Japan. Both have low interest rates, positive yield curves and very low inflation levels. There seems to be a pickup in economic activity as measured by improvements in industrial production, and we do see earnings at attractive levels for focused growth companies. Our belief that the overseas markets are trailing the U.S. in their economic recovery leads us to expect attractive growth from nearly all of the international markets.

PERFORMANCE UPDATE

-------------------------------------------------------------------------------
KEMPER INTERNATIONAL FUND
AVERAGE ANNUAL TOTAL RETURNS*
-------------------------------------------------------------------------------
FOR PERIODS ENDED OCTOBER 31, 1996 (ADJUSTED FOR THE MAXIMUM SALES CHARGE)

                                                                            LIFE OF
                                             1-YEAR    5-YEAR     10-YEAR    CLASS
------------------------------------------------------------------------------------------------------
KEMPER INTERNATIONAL FUND CLASS A             8.07%     8.33%      8.98%     12.11%    (since 5/21/81)
------------------------------------------------------------------------------------------------------
KEMPER INTERNATIONAL FUND CLASS B            10.59       N/A        N/A       6.73     (since 5/31/94)
------------------------------------------------------------------------------------------------------
KEMPER INTERNATIONAL FUND CLASS C            13.59       N/A        N/A       7.85     (since 5/31/94)
------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Growth of an assumed $10,000 investment in Kemper International Fund
Class A from 5/21/81 through 10/31/96
-------------------------------------------------------------------------------


                                          5/21/81  12/31/84  12/31/90  10/31/96
-------------------------------------------------------------------------------
Kemper International Fund Class A(1)       10,000    17,515    34,564    58,502
EAFE Index(+)                              10,000    20,830    48,392    79,654
Consumer Price Index(++)                   10,000    12,172    14,900    17,628



-------------------------------------------------------------------------------
 Growth of an assumed $10,000 investment in Kemper International Fund
 Class B from 5/31/94 through 10/31/96
-------------------------------------------------------------------------------

                                          5/31/94  12/31/94  12/31/95  10/31/96
-------------------------------------------------------------------------------
Kemper International Fund Class B(1)       10,000     9,762    10,929    11,707
EAFE Index(+)                              10,000    10,063    11,226    11,627
Consumer Price Index(++)                   10,000    10,149    10.407    10,732


-------------------------------------------------------------------------------
growth of an assumed $10,000 investment in Kemper International Fund class c from 5/31/94 through 10/31/96
-------------------------------------------------------------------------------

                                          5/31/94  12/31/94  12/31/95  10/31/96
-------------------------------------------------------------------------------
Kemper International Fund Class C(1)       10,000     9,761    10,929    12,007
EAFE Index(+)                              10,000    10,063    11,226    11,627
Consumer Price Index(++)                   10,000    10,149    10,407    10,732


Returns are historical and do not
represent future performance. Returns
and net asset value fluctuate. Shares
are redeemable at current net asset
value, which may be more or less than
original cost.

*Average annual total return measures net investment income and capital gain or loss from portfolio investments, assuming reinvestment of all dividends  and
for Class A shares adjustment for the maximum sales charge of 5.75%,    for
Class B shares adjustment for the applicable contingent deferred sales  charge
(CDSC) of 3% and for Class C shares no adjustment for sales charge. The maximum B share CDSC is 4%. For C shares purchased on or after April 1, 1996 there is a 1% CDSC on certain redemptions within the first year of purchase. During the periods noted, securities prices fluctuated. For additional information, see the Prospectus and Statement of Additional Information and the Financial Highlights at the end of this report.

(1)Performance includes reinvestment of dividends and adjustment for the maximum sales charge for A shares and the contingent deferred sales charge in effect at the end of the period for B shares. In comparing Kemper International Fund to the EAFE Index, you should also note that the fund's performance reflects the maximum sales charge, while no such charge is reflected in the performance of the index.

+The EAFE Index (Morgan Stanley Capital International Europe, Australasia, Far East Index) is an unmanaged index generally accepted as a benchmark for major overseas markets. Source is Towers Data Systems.

++The Consumer Price Index is a statistical measure of change, over time, in the prices of goods and services in major expenditure groups for all urban consumers. Source is Towers Data Systems.

COUNTRY CONCENTRATIONS

KEMPER INTERNATIONAL FUND BENEFITED FROM AN UNDERWEIGHTED POSITION IN JAPAN

Data show the geographic composition of the EAFE Index (Morgan Stanley Capital International Europe, Australasia, Far East Index, the unmanaged index that is a generally accepted benchmark for major overseas markets) and the corresponding percentage for Kemper International Fund at October 31, 1996. Differences in the composition help explain the differences in the performance of each. Please note, the fund also invests in other countries not reflected in the EAFE index.

                                   KEMPER
                                INTERNATIONAL           EAFE
                                   FUND*                INDEX
JAPAN                              21.9%                35.4%
UNITED KINGDOM                     14.5%                18.2%
GERMANY                             3.4%                 7.3%
FRANCE                              5.2%                 6.8%
SWITZERLAND                         5.6%                 5.9%
NETHERLANDS                        11.9%                 4.5%
HONG KONG                           4.3%                 3.6%
AUSTRALIA                           1.5%                 3.0%
ITALY                               1.4%                 2.7%
MALAYSIA                            2.4%                 2.6%

Kemper International Fund EAFE Index
*Portfolio composition is subject to change.

LARGEST HOLDINGS

KEMPER INTERNATIONAL FUND'S

TOP 5 HOLDINGS FOCUS ON GROWTH*

A comparison of the fund's top five holdings on October 31, 1996 with its top five holdings on October 31, 1995

                                   AT                                 AT
               Holdings           10/31/96                           10/31/95
------------------------------------------------------------------------------
1.     CIBA-GEIGY                  2.8%   ROCHE HOLDING               4.5%
       SWITZERLAND                        SWITZERLAND
------------------------------------------------------------------------------
2.     ROCHE HOLDING               2.4%   L.M. ERICSSON TELEPHONE     3.6%
       SWITZERLAND                        SWEDEN
------------------------------------------------------------------------------
3.     ASTRA                       1.9%   POLYGRAM                    3.5%
       SWEDEN                             NETHERLANDS
------------------------------------------------------------------------------
4.     BRITISH PETROLEUM           1.8%   CARREFOUR                   3.2%
       UNITED KINGDOM                     FRANCE
------------------------------------------------------------------------------
5.     PHILIP ENVIRONMENTAL        1.8%   ASTRA                       3.0%
       CANADA                             SWEDEN
------------------------------------------------------------------------------

*Portfolio holdings are subject to change.

PORTFOLIO OF INVESTMENTS

KEMPER INTERNATIONAL FUND

PORTFOLIO OF INVESTMENTS OCTOBER 31, 1996
(DOLLARS IN THOUSANDS)

----------------------------------------------------------------------------------------------------------------
COMMON STOCKS                                                                  NUMBER OF SHARES      VALUE
----------------------------------------------------------------------------------------------------------------
EUROPE
----------------------------------------------------------------------------------------------------------------
BELGIUM--.7%                     Generale de Banque
                                   BANKING                                               10,000    $  3,495
----------------------------------------------------------------------------------------------------------------
DENMARK--.6%                     Copenhagen Airports
                                   AIRPORT OPERATOR                                      27,000       2,811
----------------------------------------------------------------------------------------------------------------
FINLAND--.3%                  (a)Tietotehdas Oy
                                   INFORMATION TECHNOLOGY                                23,075       1,546
----------------------------------------------------------------------------------------------------------------
FRANCE--5.2%                     Carrefour S.A.
                                   FOOD RETAILER                                         10,500       5,831
                                 Christian Dior S.A.
                                   LUXURY GOODS MANUFACTURER                              7,500         998
                                 Clarins, with rights expiring November 1996
                                   COSMETIC PRODUCTS                                     21,700       3,365
                                 Elf Aquitaine
                                   OIL AND GAS PRODUCER                                  99,000       7,923
                                 Grand Optical Photoservice
                                   PHOTO DEVELOPING AND PRESCRIPTION OPTICAL
                                   MANUFACTURING                                         13,000       1,891
                                 Technip S.A.
                                   ENGINEERING COMPANY                                   50,000       4,374
                                 -------------------------------------------------------------------------------
                                                                                                     24,382
----------------------------------------------------------------------------------------------------------------
GERMANY--3.4%                    Bayer A.G.
                                   CHEMICAL COMPANY                                     155,000       5,861
                                 Mannesmann A.G.
                                   CAPITAL GOODS PRODUCER                                11,000       4,274
                                 SGL CARBON A.G.
                                   CHEMICAL COMPANY                                      15,000       1,690
                                 Veba, A.G.
                                   ELECTRIC UTILITY                                      84,000       4,484
                                 -------------------------------------------------------------------------------
                                                                                                     16,309
----------------------------------------------------------------------------------------------------------------
IRELAND--5.1%                    Bank of Ireland
                                   BANKING                                              801,559       6,623
                                 Greencore Group PLC
                                   FOOD PRODUCER                                        868,562       4,998
                                 Independent Newspapers PLC
                                   PUBLISHER                                          1,200,000       6,300
                                 Kerry Group PLC
                                   FOOD PROCESSING                                      296,070       3,181
                                 Waterford Wedgewood PLC
                                   FINE CHINA AND CRYSTAL MANUFACTURER                2,300,000       2,801
                                 -------------------------------------------------------------------------------
                                                                                                     23,903
----------------------------------------------------------------------------------------------------------------
ITALY--1.4%                      Bulgari SpA
                                   LUXURY GOODS MANUFACTURER                            155,000       2,688
                                 Telecom Italia Mobile
                                   MOBILE TELECOMMUNICATIONS PROVIDER                 1,980,000       4,094
                                 -------------------------------------------------------------------------------
                                                                                                      6,782

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)
----------------------------------------------------------------------------------------------------------------
                                                                               NUMBER OF SHARES       VALUE
----------------------------------------------------------------------------------------------------------------
NETHERLANDS--11.9%               Aalberts Industries N.V.
                                   CAPITAL GOODS AND COMPONENTS                          28,809    $  3,381
                                 Aegon N.V.
                                   INSURANCE COMPANY                                    141,828       7,217
                                 GTI Holding
                                   ENGINEERING SERVICES                                  28,200       3,775
                                 Goudsmit N.V.
                                   TEMPORARY EMPLOYMENT AGENCY                           20,000       1,651
                                 Gucci Group N.V.
                                   LUXURY GOODS MANUFACTURER                             41,250       2,826
                                 Internationale Nederlanden Groep
                                   BANKING AND INSURANCE                                193,075       6,023
                                 Koninklijke Ahold N.V.
                                   FOOD RETAILER                                        118,255       6,903
                                 Nutricia Verenigde Bedryven
                                   FOOD RETAILER                                         18,000       2,526
                                 Randstad Holding N.V.
                                   BUSINESS SERVICES                                     43,500       3,519
                                 Royal Dutch Petroleum
                                   PETROLEUM PRODUCER                                    30,760       5,082
                                 Schuttersveld Holding N.V.
                                   CONGLOMERATE                                          95,125       3,842
                                 Vendex International N.V.
                                   BUSINESS SERVICES                                     87,500       3,534
                                 Wolters Kluwer
                                   PUBLISHER                                             45,000       5,787
                                 -------------------------------------------------------------------------------
                                                                                                     56,066
----------------------------------------------------------------------------------------------------------------
NORWAY--.3%                      Schibsted A/S
                                   PUBLISHER                                             88,460       1,353
----------------------------------------------------------------------------------------------------------------
SPAIN--4.1%                      Banco Bilbao Vizcaya
                                   BANKING                                              114,380       5,563
                                 Empresa Nacional de Electricidad S.A.
                                   ELECTRIC UTILITY                                      91,000       5,575
                                 Iberdrola, S.A.
                                   ELECTRIC UTILITY                                     300,000       3,189
                                 PRYCA Centros, S.A.
                                   FOOD RETAILER                                        220,000       5,057
                                 -------------------------------------------------------------------------------
                                                                                                     19,384
----------------------------------------------------------------------------------------------------------------
SWEDEN--4.1%                     Astra AB
                                   PHARMACEUTICAL COMPANY                               200,000       9,201
                                 L.M. Ericsson Telephone Co., "B"
                                   TELECOMMUNICATIONS EQUIPMENT MANUFACTURER            100,000       2,712
                                 Getinge Industrier AB
                                   MEDICAL SUPPLY COMPANY                               165,600       3,027
                                 Hoganas AB
                                   ENGINEERING COMPANY                                  136,000       4,206
                                 -------------------------------------------------------------------------------
                                                                                                     19,146
----------------------------------------------------------------------------------------------------------------
SWITZERLAND--5.6%                Alusuisee-Lonza Holding
                                   ALUMINUM, CHEMICALS AND PACKAGING MANUFACTURER         3,000       2,181
                                 Ciba-Geigy Limited
                                   PHARMACEUTICAL COMPANY                                10,500      12,988
                                 Roche Holding AG, with warrants expiring May 1998
                                   PHARMACEUTICAL COMPANY                                 1,487      11,334
                                 -------------------------------------------------------------------------------
                                                                                                     26,503

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)
----------------------------------------------------------------------------------------------------------------
                                                                               NUMBER OF SHARES       VALUE
----------------------------------------------------------------------------------------------------------------
UNITED KINGDOM--14.5%            BBA Group PLC
                                   DIVERSIFIED ENGINEERING COMPANY                      729,400    $  4,258
                              (a)British Bio-Technology Group
                                   PHARMACEUTICAL COMPANY                             1,397,500       5,154
                                 British Petroleum
                                   PETROLEUM PRODUCER                                   800,000       8,611
                                 Burton Group PLC
                                   RETAILER                                           3,200,000       7,777
                                 Dixons Group PLC
                                   ELECTRONICS RETAILER                                 620,687       5,544
                                 Glaxo Wellcome
                                   PHARMACEUTICAL COMPANY                               350,000       5,494
                                 Granada Group PLC
                                   ENTERTAINMENT AND COMMUNICATIONS COMPANY             345,200       4,972
                                 Laura Ashley Holdings PLC
                                   RETAILER                                           1,000,000       3,232
                                 Next PLC
                                   RETAILER                                             290,000       2,645
                                 Pearson PLC
                                   MEDIA AND ENTERTAINMENT COMPANY                      124,100       1,538
                                 Reed International PLC
                                   PUBLISHER                                            440,000       8,190
                                 Rentokil Group PLC
                                   SERVICES COMPANY                                     720,000       4,836
                                 Zeneca Group PLC
                                   CHEMICAL AND PHARMACEUTICAL COMPANY                  220,000       5,990
                                 -------------------------------------------------------------------------------
                                                                                                     68,241
                                 -------------------------------------------------------------------------------
                                 TOTAL EUROPEAN COUNTRIES--57.2%                                    269,921
----------------------------------------------------------------------------------------------------------------
PACIFIC REGION
----------------------------------------------------------------------------------------------------------------
HONG KONG--4.3%                  CITIC Pacific Ltd.
                                   CONGLOMERATE                                         600,000       2,918
                                 Cheung Kong Holdings Ltd.
                                   REAL ESTATE                                          450,000       3,608
                                 Cosco Pacific
                                   TRADING, SHIPPING AND FREIGHT                        284,000         272
                                 Henderson Land Development Co., Ltd.
                                   PROPERTY DEVELOPER                                   315,000       2,801
                                 Hongkong & Shanghai Hotels, Limited
                                   HOTEL OPERATOR                                       280,000         514
                                 HSBC Holdings PLC
                                   BANKING                                              136,101       2,772
                                 Hysan Development Co., Ltd.
                                   PROPERTY DEVELOPER                                   700,000       2,245
                                 Regal Hotels International Holdings
                                   HOTEL OPERATOR                                     8,800,000       2,418
                                 Swire Pacific Ltd., "A"
                                   CONGLOMERATE                                         290,000       2,560
                                 -------------------------------------------------------------------------------
                                                                                                     20,108

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------------------------------------
                                                                               NUMBER OF SHARES       VALUE
--------------------------------------------------------------------------------------------------------------
JAPAN--21.9%                     Bank of Tokyo-Mitsubishi Ltd.
                                   BANKING                                              240,000    $  4,895
                                 Bridgestone Corp.
                                   RUBBER RELATED PRODUCTS MANUFACTURER                 270,000       4,558
                                 Canon Inc.
                                   PRECISION INSTRUMENTS MANUFACTURER                   300,000       5,750
                                 Circle K Japan
                                   CONVENIENCE RETAILER                                  75,000       3,046
                                 Daicel Chemical Industries, Ltd.
                                   CHEMICAL COMPANY                                     650,000       3,292
                                 Daifuku Co., Ltd
                                   DIVERSIFIED MACHINERY MANUFACTURER                   210,000       2,585
                                 Honda Motor Co., Ltd.
                                   AUTOMOBILE MANUFACTURER                              167,000       3,994
                                 Ishikawajima-Harima Heavy Industries
                                   HEAVY MACHINERY MANUFACTURER                         930,000       4,293
                                 Kyocera Corp.
                                   ELECTRONICS MANUFACTURER                              90,000       5,943
                                 Mabuchi Motor Co., Ltd.
                                   ENGINE MANUFACTURER                                   64,400       3,284
                                 Matsushita Electric Industrial Co., Ltd.
                                   ELECTRONICS MANUFACTURER                             420,000       6,721
                                 Mitsubishi Heavy Industries
                                   INDUSTRIAL EQUIPMENT MANUFACTURER                    500,000       3,846
                                 Mitsui & Co. Ltd.
                                   CONGLOMERATE                                         575,000       4,651
                                 Mitsui Fudosan Co., Ltd.
                                   REAL ESTATE                                          365,000       4,525
                                 Miura Co., Ltd.
                                   BOILER MAKER                                         120,000       1,836
                                 Murata Manufacturing
                                   ELECTRONICS COMPONENTS MANUFACTURER                  185,000       5,953
                                 Nippon Express
                                   TRANSPORTATION COMPANY                               150,000       1,220
                                 Olympus Optical Co., Ltd.
                                   CAMERA AND OPTICAL EQUIPMENT MANUFACTURER            425,000       3,811
                                 Sakura Bank, Ltd.
                                   BANKING                                                  120         691
                                 Seven Eleven Japan Co., Ltd.
                                   CONVENIENCE RETAILER                                  56,000       3,259
                                 Shimizu Corp.
                                   CONSTRUCTION COMPANY                                 190,000       1,721
                                 Sumitomo Metal Industries
                                   STEEL MANUFACTURER                                 1,540,000       4,238
                                 Taisei Corp.
                                   CONSTRUCTION COMPANY                                 370,000       2,277
                                 Tokyo Style
                                   WOMEN'S APPAREL MANUFACTURER                         275,000       4,183
                                 Toray Industries
                                   TEXTILE MANUFACTURER                                 850,000       5,134
                                 Toyota Motor Corp.
                                   AUTOMOBILE MANUFACTURER                              200,000       4,730
                                 Tsubakimoto Chain Co.
                                   CHAIN AND CONVEYOR MANUFACTURER                      500,000       3,073
                                 -----------------------------------------------------------------------------
                                                                                                    103,509

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)
----------------------------------------------------------------------------------------------------------------
                                                                               NUMBER OF SHARES       VALUE
----------------------------------------------------------------------------------------------------------------
MALAYSIA--2.4%                   DCB Holdings Bhd
                                   BANKING                                              720,000    $  2,465
                                 Edaran Otomobil Nasional Berhad
                                   AUTOMOBILE DISTRIBUTOR                               150,000       1,401
                                 Hume Industries Bhd
                                   CONSTRUCTION MATERIAL MANUFACTURER                   351,000       2,209
                                 Kedah Cement Berhad
                                   CEMENT MANUFACTURER                                  312,000         578
                                 Magnum Corporation Berhad
                                   ENTERTAINMENT AND GAMING                           1,006,000       1,736
                                 Sungei Way Holdings Berhad
                                   BUILDING MATERIALS COMPANY                           352,000       2,006
                                 U M W Holdings Bhd
                                   EQUIPMENT MANUFACTURER                               227,000       1,042
                                 -------------------------------------------------------------------------------
                                                                                                     11,437
----------------------------------------------------------------------------------------------------------------
SINGAPORE--.7%                   Development Bank of Singapore
                                   BANKING                                              159,000       1,907
                                 Fraser & Neave Ltd.
                                   BEER AND SOFT DRINK MANUFACTURER                     110,000       1,093
                                 Keppel Corp. Ltd.
                                   CONGLOMERATE                                          23,000         171
                                 -------------------------------------------------------------------------------
                                                                                                      3,171
----------------------------------------------------------------------------------------------------------------
THAILAND--.3%                    Advanced Info Service Ltd.
                                   TELECOMMUNICATION SERVICES                            72,300         981
                                 Krung Thai Bank Ltd.
                                   BANKING                                              233,500         632
                                 -------------------------------------------------------------------------------
                                                                                                      1,613
                                 -------------------------------------------------------------------------------
                                 TOTAL PACIFIC REGION--29.6%                                        139,838
----------------------------------------------------------------------------------------------------------------
COMMONWEALTH COUNTRIES
----------------------------------------------------------------------------------------------------------------
AUSTRALIA--1.5%                  Aristocrat
                                   ENTERTAINMENT                                        445,225       1,324
                                 Tabcorp Holdings Ltd.
                                   ENTERTAINMENT AND GAMING                           1,193,700       5,633
                                 -------------------------------------------------------------------------------
                                                                                                      6,957
----------------------------------------------------------------------------------------------------------------
CANADA--5.5%                     CAE Inc.
                                   FLIGHT SIMULATOR MANUFACTURER                        514,300       4,318
                                 Canadian National Railway Company
                                   RAILWAY COMPANY                                      233,700       6,427
                                 Petro-Canada
                                   OIL AND GAS COMPANY                                  645,300       6,614
                              (a)Philip Environmental
                                   WASTE COLLECTION AND RECYCLING COMPANY               804,700       8,349
                                 -------------------------------------------------------------------------------
                                                                                                     25,708
----------------------------------------------------------------------------------------------------------------
NEW ZEALAND--.6%                 Tranz Rail Holdings Ltd.
                                   TRANSPORTATION                                       185,400       3,036
                                 -------------------------------------------------------------------------------
                                 TOTAL COMMONWEALTH COUNTRIES--7.6%                                  35,701

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)
----------------------------------------------------------------------------------------------------------------
                                                                               NUMBER OF SHARES       VALUE
----------------------------------------------------------------------------------------------------------------
LATIN AMERICA
----------------------------------------------------------------------------------------------------------------
BRAZIL--.3%                   (a)Iochpe-Maxion
                                   AUTO PARTS AND MACHINERY MANUFACTURER             17,600,000    $  1,559
----------------------------------------------------------------------------------------------------------------
MEXICO--3.0%                     Cementos Mexicanos, S.A. de C.V., "B", ADR
                                   CEMENT PRODUCER                                    1,068,000       3,838
                                 Fomento Economico Mexicano de C.V., "B", ADR
                                   BEER AND SOFT DRINK MANUFACTURER                     690,000       2,070
                                 Grupo Carso, S.A. de C.V., ADR
                                   INDUSTRIAL CONGLOMERATE                              452,700       2,037
                                 Grupo Televisa, S.A., GDR
                                   MEDIA AND BROADCASTING COMPANY                        70,000       1,838
                                 Tubos de Acero de Mexico, S.A., ADR
                                   STEEL MANUFACTURER                                   399,900       4,449
                                 -------------------------------------------------------------------------------
                                                                                                     14,232
----------------------------------------------------------------------------------------------------------------
PERU--.5%                        Telefonica del Peru S.A., ADS
                                   TELECOMMUNICATION SERVICES                           114,400       2,360
                                 -------------------------------------------------------------------------------
                                 TOTAL LATIN AMERICAN COUNTRIES--3.8%                                18,151
                                 -------------------------------------------------------------------------------
                                 TOTAL COMMON STOCKS--98.2%
                                 (Cost: $396,705)                                                   463,611
                                 -------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
                                                                               PRINCIPAL AMOUNT       VALUE
----------------------------------------------------------------------------------------------------------------
MONEY MARKET                     Yield--5.35% to 5.46%
INSTRUMENTS--1.3%                Due--November and December 1996
                                 (Cost: $6,410)                                          $6,437       6,411
                                 -------------------------------------------------------------------------------
                                 TOTAL INVESTMENTS--99.5%
                                 (Cost: $403,115)                                                   470,022
                                 -------------------------------------------------------------------------------
                                 CASH AND OTHER ASSETS, LESS LIABILITIES--.5%                         2,221
                                 -------------------------------------------------------------------------------
                                 NET ASSETS--100%                                                  $472,243
                                 -------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS

At October 31, 1996, the Fund's portfolio of investments had the following industry diversification (dollars in thousands):

                                                                                      VALUE        %
-----------------------------------------------------------------------------------------------------------
Consumer Cyclicals                                                                   $ 85,266     18.1
-----------------------------------------------------------------------------------------------------------
Finance                                                                                76,657     16.2
-----------------------------------------------------------------------------------------------------------
Basic Industries                                                                       59,061     12.5
-----------------------------------------------------------------------------------------------------------
Capital Goods                                                                          58,570     12.4
-----------------------------------------------------------------------------------------------------------
Health Care                                                                            49,089     10.4
-----------------------------------------------------------------------------------------------------------
Technology                                                                             39,061      8.3
-----------------------------------------------------------------------------------------------------------
Consumer Staples                                                                       36,569      7.7
-----------------------------------------------------------------------------------------------------------
Energy                                                                                 28,230      6.0
-----------------------------------------------------------------------------------------------------------
Utilities                                                                              17,342      3.7
-----------------------------------------------------------------------------------------------------------
Transportation                                                                         13,766      2.9
-----------------------------------------------------------------------------------------------------------
TOTAL COMMON STOCKS                                                                   463,611     98.2
-----------------------------------------------------------------------------------------------------------
OTHER NET ASSETS                                                                        8,632      1.8
-----------------------------------------------------------------------------------------------------------
NET ASSETS                                                                           $472,243    100.0
-----------------------------------------------------------------------------------------------------------

 NOTES TO PORTFOLIO OF INVESTMENTS

(a) Non-income producing security.

    Based on the cost of investments of $403,115,000 for federal income tax purposes at October 31, 1996, the gross unrealized appreciation was $78,921,000, the gross unrealized depreciation was $12,014,000 and the net unrealized appreciation on investments was $66,907,000.

    See accompanying Notes to Financial Statements.

REPORT OF INDEPENDENT AUDITORS

THE BOARD OF TRUSTEES AND SHAREHOLDERS
KEMPER INTERNATIONAL FUND

        We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Kemper International Fund as of October 31, 1996, the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the fiscal periods since 1992. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

        We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of October 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

        In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Kemper International Fund at October 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the fiscal periods since 1992, in conformity with generally accepted accounting principles.

                                                               ERNST & YOUNG LLP

                                          Chicago, Illinois
                                          December 17, 1996

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
October 31, 1996
(IN THOUSANDS)

-------------------------------------------------------------------------------------------------------
 ASSETS
-------------------------------------------------------------------------------------------------------

Investments, at value
(Cost: $403,115)                                                                               $470,022
-------------------------------------------------------------------------------------------------------
Cash                                                                                                773
-------------------------------------------------------------------------------------------------------
Receivable for:
  Fund shares sold                                                                                  684
-------------------------------------------------------------------------------------------------------
  Investments sold                                                                                1,148
-------------------------------------------------------------------------------------------------------
  Dividends                                                                                         950
-------------------------------------------------------------------------------------------------------
    TOTAL ASSETS                                                                                473,577
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
 LIABILITIES AND NET ASSETS
-------------------------------------------------------------------------------------------------------

Payable for:
  Fund shares redeemed                                                                              409
-------------------------------------------------------------------------------------------------------
  Investments purchased                                                                              56
-------------------------------------------------------------------------------------------------------
  Management fee                                                                                    321
-------------------------------------------------------------------------------------------------------
  Distribution services fee                                                                          72
-------------------------------------------------------------------------------------------------------
  Administrative services fee                                                                        92
-------------------------------------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses                                            340
-------------------------------------------------------------------------------------------------------
  Trustees and other                                                                                 44
-------------------------------------------------------------------------------------------------------
    Total liabilities                                                                             1,334
-------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                     $472,243
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
 ANALYSIS OF NET ASSETS
-------------------------------------------------------------------------------------------------------

Paid-in capital                                                                                $374,166
-------------------------------------------------------------------------------------------------------
Undistributed net realized gain on investments and foreign currency transactions                 26,552
-------------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments and assets and liabilities in foreign currencies      66,984
-------------------------------------------------------------------------------------------------------
Undistributed net investment income                                                               4,541
-------------------------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING                                                    $472,243
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
 THE PRICING OF SHARES
-------------------------------------------------------------------------------------------------------

CLASS A SHARES
  Net asset value and redemption price per share
  ($352,961 / 29,513 shares outstanding)                                                         $11.96
-------------------------------------------------------------------------------------------------------
  Maximum offering price per share
  (net asset value, plus 6.10% of
  net asset value or 5.75% of offering price)                                                    $12.69
-------------------------------------------------------------------------------------------------------
CLASS B SHARES
  Net asset value and redemption price
  (subject to contingent deferred sales charge) per share
  ($96,369 / 8,160 shares outstanding)                                                           $11.81
-------------------------------------------------------------------------------------------------------
CLASS C SHARES
  Net asset value and redemption price
  (subject to contingent deferred sales charge) per share
  ($7,320 / 620 shares outstanding)                                                              $11.81
-------------------------------------------------------------------------------------------------------
CLASS I SHARES
  Net asset value and redemption price per share
  ($15,593 / 1,300 shares outstanding)                                                           $11.99
-------------------------------------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
Year ended October 31, 1996
(IN THOUSANDS)

-------------------------------------------------------------------------------------------------------
 NET INVESTMENT INCOME
-------------------------------------------------------------------------------------------------------

  Dividends                                                                                     $ 8,427
-------------------------------------------------------------------------------------------------------
  Interest                                                                                          947
-------------------------------------------------------------------------------------------------------
                                                                                                  9,374
-------------------------------------------------------------------------------------------------------
  Less foreign taxes withheld                                                                       916
-------------------------------------------------------------------------------------------------------
    Total investment income                                                                       8,458
-------------------------------------------------------------------------------------------------------
Expenses:
  Management fee                                                                                  3,177
-------------------------------------------------------------------------------------------------------
  Administrative services fee                                                                       962
-------------------------------------------------------------------------------------------------------
  Distribution services fee                                                                         573
-------------------------------------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses                                          2,671
-------------------------------------------------------------------------------------------------------
  Professional fees                                                                                  80
-------------------------------------------------------------------------------------------------------
  Reports to shareholders                                                                           115
-------------------------------------------------------------------------------------------------------
  Trustees' fees and other                                                                           33
-------------------------------------------------------------------------------------------------------
    Total expenses                                                                                7,611
-------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                               847
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
 NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
-------------------------------------------------------------------------------------------------------

  Net realized gain on sales of investments and foreign currency transactions                    32,629
-------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation on investments and assets and liabilities in foreign
  currencies                                                                                     21,127
-------------------------------------------------------------------------------------------------------
Net gain on investments                                                                          53,756
-------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                            $54,603
-------------------------------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS
(IN THOUSANDS)

                                                                                YEAR ENDED OCTOBER 31,
                                                                               1996                1995
 OPERATIONS, DIVIDENDS AND CAPITAL SHARE ACTIVITY
  Net investment income                                                      $    847               2,166
---------------------------------------------------------------------------------------------------------
  Net realized gain                                                            32,629               1,123
---------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation                                        21,127                (655)
---------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                           54,603               2,634
---------------------------------------------------------------------------------------------------------
Net equalization credits (charges)                                                399                (332)
---------------------------------------------------------------------------------------------------------
  Distribution from net investment income                                      (3,561)                 --
---------------------------------------------------------------------------------------------------------
  Distribution from net realized gain                                          (1,726)            (24,455)
---------------------------------------------------------------------------------------------------------
Total dividends to shareholders                                                (5,287)            (24,455)
---------------------------------------------------------------------------------------------------------
Net increase (decrease) from capital share transactions                        57,820             (31,421)
---------------------------------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                       107,535             (53,574)
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
 NET ASSETS
---------------------------------------------------------------------------------------------------------

Beginning of year                                                             364,708             418,282
---------------------------------------------------------------------------------------------------------
END OF YEAR (including undistributed
net investment income of
$4,541 and $1,320, respectively)                                             $472,243             364,708
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
1    DESCRIPTION OF THE FUND Kemper International Fund is an open-end management investment company organized as a business trust under the laws of Massachusetts. The Fund currently offers four classes of shares. Class A shares are sold to investors subject to an initial sales charge. Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and, for shares sold on or after April 1, 1996, a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class I shares are sold to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Differences in class expenses will result in the payment of different per share income dividends by class. All shares of the Fund have equal rights with respect to voting, dividends and assets, subject to class specific preferences.

--------------------------------------------------------------------------------
2    SIGNIFICANT
     ACCOUNTING POLICIES     INVESTMENT VALUATION. Investments are stated at
                             value. Portfolio securities that are traded on a domestic securities exchange are valued at the last sale price on that exchange or, if there is no recent last sale price available, at the last current bid quotation. Portfolio securities that are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges where primarily traded. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security by the Board of Trustees or its delegates.
                             All other securities not so traded are valued at the last current bid quotation if market quotations are available. Fixed income securities are valued by using market quotations, or independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Equity options are valued at the last sale price unless the bid price is higher or the asked price is lower, in which event such bid or asked price is used. Exchange traded fixed income options are valued at the last sale price unless there is no sale price, in which event prices provided by market makers are used.
                             Financial futures and options thereon are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Forward foreign currency contracts and foreign currencies are valued at the forward and current exchange rates, respectively, prevailing on the day of valuation. Other securities and assets are valued at fair value as determined in good faith by the Board of Trustees.

                             CURRENCY TRANSLATION. The books and records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currency values are converted into U.S. dollar values at the mean between the bid and offered quotations of such currencies against U.S. dollars as last quoted by a recognized dealer. If such quotations are not readily available,

NOTES TO FINANCIAL STATEMENTS

                             the rate of exchange is determined in good faith by the Board of Trustees. Income and expenses and purchases and sales of investments are translated into U.S. dollars at the rates of exchange prevailing on the respective dates of such transactions. The Fund includes that portion of the results of operations resulting from changes in foreign exchange rates with net realized and unrealized gain (loss) on investments, as appropriate.

                             INVESTMENT TRANSACTIONS AND INVESTMENT INCOME. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Fund. Interest income is recorded on the accrual basis and includes discount amortization on money market instruments. Realized gains and losses from investment transactions are reported on an identified cost basis.

                             FUND SHARE VALUATION. Fund shares are sold and redeemed on a continuous basis at net asset value (plus an initial sales charge on most sales of Class A shares). Proceeds payable on redemption of Class B and Class C shares will be reduced by the amount of any applicable contingent deferred sales charge. On each day the New York Stock Exchange is open for trading, the net asset value per share is determined as of the earlier of 3:00 p.m. Chicago time or the close of the Exchange. The net asset value per share is determined separately for each class by dividing the Fund's net assets attributable to that class by the number of shares of the class outstanding. Because of the need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of net asset value does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities.

                             FEDERAL INCOME TAXES. The Fund has complied with the special provisions of the Internal Revenue Code available to investment companies and therefore no federal income tax provision is required. The Fund may make an election under the Internal Revenue Code so that shareholders may claim a tax credit or deduction for their share of foreign taxes paid by the Fund.

                             DIVIDENDS TO SHAREHOLDERS. The Fund declares and pays dividends of net investment income and net realized capital gains annually, which are recorded on the ex-dividend date. Dividends are determined in accordance with income tax principles which may treat certain transactions differently from generally accepted accounting principles. These differences are primarily due to differing treatments for certain transactions such as foreign currency transactions.

                             EQUALIZATION ACCOUNTING. A portion of proceeds from sales and cost of redemptions of Fund shares is credited or charged to undistributed net investment income so that income per share available for distribution is not affected by sales or redemptions of shares.

--------------------------------------------------------------------------------
3    TRANSACTIONS WITH
     AFFILIATES              MANAGEMENT AGREEMENT. The Fund has a management
                             agreement with Zurich Kemper Investments, Inc.
                             (ZKI) and pays a management fee at an annual rate of .75% of the first $250 million of average daily net assets declining to .62% of average daily net assets in excess of $12.5 billion.

NOTES TO FINANCIAL STATEMENTS

                             The Fund incurred a management fee of $3,177,000 for the year ended October 31, 1996.

                             UNDERWRITING AND DISTRIBUTION SERVICES AGREEMENT. The Fund has an underwriting and distribution services agreement with Kemper Distributors, Inc.
                             (KDI). Underwriting commissions paid in connection with the distribution of Class A shares are as follows:

                                                                                                     COMMISSIONS
                                                                                                   ALLOWED BY KDI
                                                                         COMMISSIONS      ---------------------------------
                                                                       RETAINED BY KDI    TO ALL FIRMS        TO AFFILIATES
                                                                       ---------------    -------------       -------------
                                         Year ended October 31, 1996       $95,000           714,000              26,000

                             For services under the distribution services agreement, the Fund pays KDI a fee of .75% of average daily net assets of the Class B and Class C shares. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares. In addition, KDI receives any contingent deferred sales charges (CDSC) from redemptions of Class B and Class C shares. Distribution fees and commissions paid in connection with the sale of Class B and Class C shares and the CDSC received in connection with the redemption of such shares are as follows:

                                                                                                    COMMISSIONS AND
                                                                           DISTRIBUTION            DISTRIBUTION FEES
                                                                               FEES                   PAID BY KDI
                                                                             AND CDSC        ------------------------------
                                                                         RECEIVED BY KDI     TO ALL FIRMS     TO AFFILIATES
                                                                         ----------------    -------------    -------------
                                         Year ended October 31, 1996         $700,000          1,018,000          15,000

                             ADMINISTRATIVE SERVICES AGREEMENT. The Fund has an administrative services agreement with KDI. For providing information and administrative services to Class A, Class B and Class C shareholders, the Fund pays KDI a fee at an annual rate of up to .25% of average daily net assets of each class. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of Fund accounts the firms service. Administrative services fees (ASF) paid are as follows:

                                                                                                    ASF PAID BY KDI
                                                                           ASF PAID BY       ------------------------------
                                                                         THE FUND TO KDI     TO ALL FIRMS     TO AFFILIATES
                                                                         ----------------    -------------    -------------
                                         Year ended October 31, 1996         $962,000           984,000           16,000

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the Fund's transfer agent, Kemper Service Company (KSvC) is the shareholder service agent of the Fund. Under the agreement, KSvC received shareholder services fees of $1,512,000 for the year ended October 31, 1996.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the Fund are also officers or directors of ZKI. During the year ended October 31, 1996, the Fund made no payments to its officers and incurred trustees' fees of $26,000 to independent trustees.

--------------------------------------------------------------------------------
4    INVESTMENT
     TRANSACTIONS            For the year ended October 31, 1996, investment
                             transactions (excluding short-term instruments) are as follows (in thousands):

                             Purchases                                  $495,641
                             Proceeds from sales                         441,127

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
5    CAPITAL SHARE
     TRANSACTIONS            The following table summarizes the activity in
                             capital shares of the Fund (in thousands):

                                                                        YEAR ENDED OCTOBER 31,
                                                                1996                             1995
                                                       ----------------------           -----------------------
                                                       SHARES        AMOUNT             SHARES         AMOUNT
                                    ---------------------------------------------------------------------------
                                     SHARES SOLD
                                    ---------------------------------------------------------------------------
                                     Class A            9,032       $ 103,622             7,931       $  80,769
                                    ---------------------------------------------------------------------------
                                     Class B            6,520          75,871             3,584          37,196
                                    ---------------------------------------------------------------------------
                                     Class C              558           6,539               258           2,721
                                    ---------------------------------------------------------------------------
                                     Class I              922          10,499             1,261          12,905
                                    ---------------------------------------------------------------------------
                                    ---------------------------------------------------------------------------
                                     SHARES ISSUED IN REINVESTMENT OF DIVIDENDS
                                    ---------------------------------------------------------------------------
                                     Class A              432           4,573             2,270          21,800
                                    ---------------------------------------------------------------------------
                                     Class B               27             288               184           1,759
                                    ---------------------------------------------------------------------------
                                     Class C                1              15                 7              71
                                    ---------------------------------------------------------------------------
                                     Class I               23             243                --              --
                                    ---------------------------------------------------------------------------
                                    ---------------------------------------------------------------------------
                                     SHARES REDEEMED
                                    ---------------------------------------------------------------------------
                                     Class A           (9,179)       (104,837)          (16,162)       (163,479)
                                    ---------------------------------------------------------------------------
                                     Class B           (2,290)        (28,074)           (2,182)        (22,527)
                                    ---------------------------------------------------------------------------
                                     Class C             (145)         (1,808)             (130)         (1,375)
                                    ---------------------------------------------------------------------------
                                     Class I             (787)         (9,111)             (119)         (1,261)
                                    ---------------------------------------------------------------------------
                                    ---------------------------------------------------------------------------
                                     CONVERSION OF SHARES
                                    ---------------------------------------------------------------------------
                                     Class A              139           1,595               113           1,125
                                    ---------------------------------------------------------------------------
                                     Class B             (140)         (1,595)             (114)         (1,125)
                                    ---------------------------------------------------------------------------
                                     NET INCREASE (DECREASE)
                                     FROM CAPITAL SHARE
                                     TRANSACTIONS                   $  57,820                         $ (31,421)
                                    ---------------------------------------------------------------------------

--------------------------------------------------------------------------------
6    FORWARD FOREIGN
     CURRENCY In order to protect itself against a decline in the value of particular foreign currencies against the U.S. Dollar, the Fund has entered into forward contracts to deliver foreign currency in exchange for U.S. Dollars as described below. The Fund bears the market risk that arises from changes in foreign exchange rates, and accordingly, the net unrealized gain on these contracts is reflected in the accompanying financial statements. The Fund also bears the credit risk if the counterparty fails to perform under the contract. At October 31, 1996, the Fund had the following forward foreign currency contract outstanding with a settlement date in January 1997.

                                                                 CONTRACT      UNREALIZED
                                     FOREIGN CURRENCY           AMOUNT IN         GAIN
                                     TO BE DELIVERED           U.S. DOLLARS    AT 10/31/96
                               -----------------------------------------------------------
                                2,605,900,000 Japanese Yen     $ 23,265,000      $81,000
                               -----------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                              ---------------------------------------------------
                                                                    CLASS A
                                              ---------------------------------------------------
                                                            YEAR ENDED OCTOBER 31,
                                               1996      1995      1994      1993      1992
-------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
-------------------------------------------------------------------------------------------------
Net asset value, beginning of year            $10.59     11.13     10.56      8.17      8.76
-------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                          .04       .07        --       .03       .22
-------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)       1.50       .05       .86      2.54      (.67)
-------------------------------------------------------------------------------------------------
Total from investment operations                1.54       .12       .86      2.57      (.45)
-------------------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income        .12        --        --       .18        --
-------------------------------------------------------------------------------------------------
  Distribution from net realized gain            .05       .66       .29        --       .14
-------------------------------------------------------------------------------------------------
Total dividends                                  .17       .66       .29       .18       .14
-------------------------------------------------------------------------------------------------
Net asset value, end of year                  $11.96     10.59     11.13     10.56      8.17
-------------------------------------------------------------------------------------------------
TOTAL RETURN                                   14.70%     1.69      8.32     32.08     (5.17)

-------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS
-------------------------------------------------------------------------------------------------
Expenses                                        1.64%     1.57      1.54      1.69      1.36
-------------------------------------------------------------------------------------------------
Net investment income                            .34%      .83       .02       .37      2.61
-------------------------------------------------------------------------------------------------

                                              ------------------------------------
                                                             CLASS B
                                              ------------------------------------
                                                 YEAR ENDED         MAY 31 TO
                                                OCTOBER 31,        OCTOBER 31,
                                               1996      1995          1994
-----------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
-----------------------------------------------------------------------------------
Net asset value, beginning of period          $10.46     11.09        10.58
-----------------------------------------------------------------------------------
Income from investment operations:
  Net investment loss                           (.06)     (.02)       (.04)
-----------------------------------------------------------------------------------
  Net realized and unrealized gain              1.47       .05         .55
-----------------------------------------------------------------------------------
Total from investment operations                1.41       .03         .51
-----------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income        .01        --          --
-----------------------------------------------------------------------------------
  Distribution from net realized gain            .05       .66          --
-----------------------------------------------------------------------------------
Total dividends                                  .06       .66          --
-----------------------------------------------------------------------------------
Net asset value, end of period                $11.81     10.46        11.09
-----------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                  13.59%      .84         4.82

-----------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
-----------------------------------------------------------------------------------
Expenses                                        2.53%     2.50         2.58
-----------------------------------------------------------------------------------
Net investment loss                             (.55)%    (.10)       (.97)
-----------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                        ----------------------------------     --------------------------------
                                                                      CLASS C                              CLASS I
                                                        ----------------------------------     --------------------------------
                                                            YEAR ENDED         MAY 31 TO       YEAR ENDED       JULY 3 TO
                                                            OCTOBER 31,        OCTOBER 31,     OCTOBER 31,     OCTOBER 31,
                                                         1996        1995         1994            1996            1995
-------------------------------------------------------------------------------------------    --------------------------------
 PER SHARE OPERATING PERFORMANCE
-------------------------------------------------------------------------------------------    --------------------------------
Net asset value, beginning of period                    $10.46       11.09        10.58           10.61           10.09
-------------------------------------------------------------------------------------------    --------------------------------
Income from investment operations:
  Net investment income (loss)                            (.06)       (.02)       (.04)            .10             .04
-------------------------------------------------------------------------------------------    --------------------------------
  Net realized and unrealized gain                        1.47         .05         .55            1.48             .48
-------------------------------------------------------------------------------------------    --------------------------------
Total from investment operations                          1.41         .03         .51            1.58             .52
-------------------------------------------------------------------------------------------    --------------------------------
Less dividends:
  Distribution from net investment income                  .01          --          --             .15             --
-------------------------------------------------------------------------------------------    --------------------------------
  Distribution from net realized gain                      .05         .66          --             .05             --
-------------------------------------------------------------------------------------------    --------------------------------
Total dividends                                            .06         .66          --             .20             --
-------------------------------------------------------------------------------------------    --------------------------------
Net asset value, end of period                          $11.81       10.46        11.09           11.99           10.61
-------------------------------------------------------------------------------------------    --------------------------------
TOTAL RETURN (NOT ANNUALIZED)                            13.59%        .84         4.82           15.19            5.15

-------------------------------------------------------------------------------------------    --------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
-------------------------------------------------------------------------------------------    --------------------------------
Expenses                                                  2.50%       2.50         2.52           1.10             .85
-------------------------------------------------------------------------------------------    --------------------------------
Net investment income (loss)                              (.52)%      (.10)       (.91)            .88            1.32
-------------------------------------------------------------------------------------------    --------------------------------
-------------------------------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA FOR ALL CLASSES
-------------------------------------------------------------------------------------------------------------------------------
                                                                  YEAR ENDED OCTOBER 31,
                                                   1996        1995        1994        1993        1992
--------------------------------------------------------------------------------------------------------------
Net assets at end of year (in thousands)         $472,243     364,708     418,282     289,898     165,890
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               104%        114         103         156         143
--------------------------------------------------------------------------------------------------------------

Average commission rate paid per share on stock transactions for the year ended October 31, 1996 was $.0182. Foreign commissions usually are lower than U.S. commissions when expressed as cents per share due to the lower per share price of many non-U.S. securities.
--------------------------------------------------------------------------------
NOTES: Total return does not reflect the effect of any sales charges. Per share data for 1996 and 1995 were determined based on average shares outstanding.

NOTES

TRUSTEES&OFFICERS

TRUSTEES                        OFFICERS

STEPHEN B. TIMBERS              DENNIS H. FERRO
President and Trustee           Vice President

DAVID W. BELIN                  CHARLES R. MANZONI, JR.
Trustee                         Vice President

LEWIS A. BURNHAM                JOHN E. NEAL
Trustee                         Vice President

DONALD L. DUNAWAY               STEVEN H. REYNOLDS
Trustee                         Vice President

ROBERT B. HOFFMAN               PHILIP J. COLLORA
Trustee                         Vice President
                                and Secretary
DONALD R. JONES
Trustee                         JEROME L. DUFFY
                                Treasurer
DOMINIQUE P. MORAX
Trustee                         ELIZABETH C. WERTH
                                Assistant Secretary
SHIRLEY D. PETERSON
Trustee

WILLIAM P. SOMMERS
Trustee

--------------------------------------------------------------------------------
LEGAL COUNSEL                 VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                              222 North LaSalle Street
                              Chicago, IL 60601

--------------------------------------------------------------------------------
SHAREHOLDER SERVICE AGENT     KEMPER SERVICE COMPANY
                              P.O. Box 419557
                              Kansas City, MO 64141
                              1-800-621-1048

--------------------------------------------------------------------------------
CUSTODIAN AND TRANSFER AGENT  INVESTORS FIDUCIARY TRUST COMPANY
                              127 West 10th Street
                              Kansas City, MO 64105

--------------------------------------------------------------------------------
FOREIGN CUSTODIAN             THE CHASE MANHATTAN BANK
                              Chase Metro Center
                              Brooklyn, NY 11245

--------------------------------------------------------------------------------
INDEPENDENT AUDITORS          ERNST & YOUNG LLP
                              233 South Wacker Drive
                              Chicago, IL 60606

--------------------------------------------------------------------------------
INVESTMENT MANAGER            ZURICH KEMPER INVESTMENTS, INC.

PRINCIPAL UNDERWRITER         KEMPER DISTRIBUTORS, INC.
                              222 South Riverside Plaza Chicago, IL 60606 http://www.kemper.com

(RECYCLE LOGO)
Printed on recycled paper in the U.S.A.

This report is not to be distributed
unless preceded or accompanied by a
Kemper International Fund prospectus.

KIF - 2 (12/96)
                                                        KEMPER MUTUAL FUNDS LOGO

                                                                         1025980
                                                           Printed in the U.S.A.